SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 16, 2005	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On March 16, 2005, Radio One, Inc. (“Radio One”) issued a press release revising upward its guidance for the first quarter of 2005. On April 5, 2005, Radio One issued a press release announcing its first quarter earnings conference call and revising upward its guidance for the first quarter of 2005. The press releases are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

We are furnishing the information contained in this report, including the Exhibits, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release dated March 16, 2005: Radio One, Inc. Updates Guidance for the First Quarter of 2005; Company Also Provides an Early Look at Second Quarter Performance.

99.2	Press release dated April 5, 2005: Radio One, Inc. Announces 2005 First Quarter Results Conference Call and Guidance Update.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

/s/ Scott R. Royster
April 7, 2005	Scott R. Royster
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)